UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

April 26, 2023

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, New Jersey
500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01      Other Events.

On April 26, 2023, Agile Therapeutics, Inc. (the “Company”) issued a press release announcing that the Company received a letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) on April 25, 2023 notifying the Company that the Staff has determined that for 10 consecutive business days, from April 11, 2023 to April 24, 2023, the minimum closing bid price for the Company’s common stock was at least $1.00 per share. Accordingly, the Staff has determined that the Company has regained compliance with Listing Rule 5550(a)(2) and it has indicated that the matter is now closed.

The press release also announced, as previously disclosed, that on March 27, 2023, the Company received a deficiency letter from the Staff notifying the Company that it is not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”). In accordance with Nasdaq rules, the Company has been provided 45 calendar days, or until May 11, 2023, to submit a plan to regain compliance (the “Compliance Plan”). The Company intends to submit the Compliance Plan on or before May 11, 2023, monitor its stockholders’ equity and, if appropriate, consider further available options to regain compliance with the Equity Requirement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 26, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including our expectations regarding our ability to regain compliance with the Nasdaq continued listing requirements, and our financial condition, growth and strategies. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to regain compliance with Nasdaq’s listing requirements, the potential de-listing of our shares on Nasdaq, our strategy, business plans and focus, and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: April 26, 2023	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairperson and Chief Executive Officer